Exhibit 99.1

For Immediate Release:

ASG Consolidated LLC and American Seafoods Group LLC

For further information contact:

Brad Bodenman or Amy Humphreys

Phone: 206.374.1515/fax: 206.374.1516

Email to: brad.bodenman@americanseafoods.com or amy.humphreys@americanseafoods.com

Seattle, WA – Friday, April 7, 2006 – ASG Consolidated and its wholly-owned subsidiary American Seafoods Group (together, “American Seafoods”) today announced their results for the fourth quarter and year ended December 31, 2005. American Seafoods Group and its subsidiaries conduct substantially all the operations of American Seafoods. As a result, there are only limited differences between the consolidated financial results of the two companies, which are noted herein.

Year Ended December 31, 2005 Compared to the Year Ended December 31, 2004

Net sales for the year ended December 31, 2005 increased $52.3 million, or 11.3%, to $514.0 million as compared to $461.7 million for the same prior year period. At-sea processing sales increased as a result of higher sales prices for surimi and block products, as well as higher sales volumes of Pacific whiting and yellowfin sole products. Land-based processing sales increased primarily due to higher sales prices for our secondary processed block-cut products and scallop products.

Gross profit for the year ended December 31, 2005 increased $13.7 million, or 15.4%, to $102.6 million as compared to $88.9 million for the same prior year period. Gross margin of 20.0% for 2005 increased over the same prior year period gross margin of 19.3%, due primarily to the revenue factors described above, which is partially offset by increases in fuel and freight costs of our at-sea processing segment and higher production costs in our land-based processing segment.

Consolidated EBITDA (which pursuant to the American Seafoods Group’s Credit Agreement is calculated as earnings before net interest expense, income tax benefit or provision, depreciation, amortization, unrealized foreign exchange and other derivatives gains or losses, loss from debt repayment and related write-offs, equity-based compensation, the write-off of certain financing costs and goodwill and other non-cash charges or gains) for the year ended December 31, 2005 increased $8.4 million, or 7.7%, to $118.0 million as compared to $109.6 million for the same prior year period. The increase in Consolidated EBITDA was primarily due to the operational factors discussed above, partially offset by higher general and administrative expenses consisting primarily of higher employee bonus, retirement, corporate transportation and professional fee costs.

Net income for ASG Consolidated for the year ended December 31, 2005 increased $53.7 million to $22.2 million as compared to a net loss of $(31.5) million for the same prior year period for reasons discussed above and due to the absence in 2005 of write-offs of goodwill related to the catfish business and recapitalization transaction costs related to the cancelled income deposit securities (IDS) offering incurred in 2004. Additionally, during 2005 there was a net increase in gains on foreign exchange and other derivative contracts. These increases are partially offset by interest expense related to the Senior Discount Notes, which were not outstanding during the first three quarters of 2004, and general increases in interest rates on our variable rate debt and the write-off of deferred financing costs related to the refinancing of our senior credit agreement during 2005.

Net income for American Seafoods Group for the year ended December 31, 2005 was $37.9 million. The $15.7 million difference in net income between the two companies is comprised substantially of interest expense and amortization of deferred financing costs related to ASG Consolidated’s Senior Discount Notes.

Three Months Ended December 31, 2005 Compared to the Three Months Ended December 31, 2004

Net sales for the three months ended December 31, 2005 increased $30.1 million, or 28.3%, to $136.6 million as compared to $106.5 million during the same prior year period due mainly to higher prices for surimi and block products and higher volumes of Pacific whiting surimi and block products. Land-based processing sales increased slightly for the fourth quarter of 2005 primarily due to higher sales prices generated from our secondary processed block-cut products and our scallop products.

Consolidated EBITDA (as defined above) for the three months ended December 31, 2005 increased $4.2 million, or 24.4%, to $21.4 million as compared to $17.2 million for the same prior year period primarily due to the increase in revenue and the operational factors discussed above. This increase was partially offset by higher general and administrative expenses consisting primarily of higher employee bonus, retirement, corporate transportation and professional fee costs.

Net loss for ASG Consolidated for the three months ended December 31, 2005 decreased $16.0 million to $(24.3) million as compared to a loss of $(40.3) million for the same prior year period for reasons discussed above and due to a net increase in gains on foreign exchange and other derivative contracts. These increases are partially offset by general increases in interest rates on our variable rate debt and the write off of deferred financing costs related to the refinancing of our senior credit agreement during the fourth quarter of 2005.

Net loss for American Seafoods Group for the three months ended December 31, 2005 was $(20.1) million. The $4.2 million difference in net loss between the two companies is comprised primarily of interest expense and amortization of deferred financing costs related to ASG Consolidated’s Senior Discount Notes.

Quarterly Conference Call Information:

American Seafoods will host its conference call in conjunction with the release of its 2005 annual results live on Thursday, April 13th at 10:00 am PDT (1:00 pm EDT). In order to participate, call (888) 578-6632 and enter access code 6048335. We expect the call to start no later than 10:15 am PDT. There will also be a replay of the conference call available for 30 days by dialing (888) 203-1112 and entering access code 6048335.

About American Seafoods

American Seafoods is a leader in the harvesting, processing, preparation and supply of quality seafood. Harvesting a variety of fish species, the Company processes seafood into an array of finished products, both on board its state-of-the-art fleet of vessels and at its HACCP-approved production facilities located in both Massachusetts and Alabama. The Company produces a diverse range of fillet, surimi, roe and block product offerings, made from Alaska pollock, Pacific whiting, Pacific cod, sea scallops, and U.S. farm raised catfish. Finished products are sold worldwide through an extensive global distribution and customer support network. From the ocean to the plate, American Seafoods has established a global sourcing, selling, marketing and distribution network bringing quality seafood to consumers worldwide. For more information, please visit us at www.americanseafoods.com.

This press release contains forward-looking statements. The words “will,” “believes,” “anticipates,” “intends,” “estimates,” “expects,” “projects,” “plans,” or similar expressions are intended to identify forward-looking statements. All statements in this press release other than statements of historical fact, including statements which address our strategy, future operations, future financial position, estimated sales, projected costs, prospects, plans and objectives of management and events or developments that the Company expects or anticipates will occur, are forward-looking statements. All forward-looking statements speak only as of the date on which they are made. They rely on a number of assumptions concerning future events and are subject to a number of risks and uncertainties, many of which are outside of the Company’s control and could cause actual results to differ materially from such statements.

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended December 31,
	2004	2005	Change
Statement of Operations Data:
Net sales	$106,492	$136,646	28.3%
Cost of sales, including depreciation expense of $17,004 and $17,186, respectively	94,544	114,657
Shipping & Handling	8,190	10,471

Total Cost of Sales	102,734	125,128

Gross profit	3,758	11,518	206.5%
Gross margin	3.5%	8.4%

Selling, general and administration expenses	14,424	13,819
Depreciation and amortization (1)	789	901

Operating loss	(11,455)	(3,202)	72.0%
Interest expense, net	(13,123)	(14,154)
Foreign exchange gains (losses), net	(9,578)	5,075
Other derivatives gains (losses), net	(5,936)	8
Loss from debt repayment and related write-offs	—	(10,903)
Write off of recapitalization transaction costs	(316)	—
Other income (expense), net	112	(1,124)

Net loss	$(40,296)	$(24,300)

Consolidated EBITDA calculations:
Net loss	$(40,296)	$(24,300)
Interest expense, net	13,123	14,154
Income tax provision	(1)	23
Depreciation and amortization	17,793	18,087
Unrealized (gains) losses on derivatives, net	20,008	(995)
Equity-based compensation expense	6,265	2,485
Other	225	1,049
Goodwill impairment	0	0
Loss from debt repayment and related write-offs	—	10,903
Write off of recapitalization transaction costs	52	—

Consolidated EBITDA (2)	$17,169	$21,406	24.7%

Consolidated EBITDA margin	16.1%	15.7%

Other Data :
Capital expenditures	$2,040	$3,051

Pollock production (metric tons)	1,319	1,639
Pollock sales (metric tons)	22,243	30,770

Reconciliation of Consolidated EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$25,697	$39,296
Interest expense, net	13,123	14,154
Net change in operating assets and liabilities	(17,658)	(27,287)
Amortization of deferred financing costs in interest expense	(1,352)	(689)
Amortization of debt discounts	(2,832)	(3,986)
Other	191	(82)

Consolidated EBITDA	$17,169	$21,406

(1)	Amortization of intangibles and depreciation of other assets.
(2)	Consolidated EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Consolidated EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Consolidated EBITDA. In addition, it should be noted that companies calculate Consolidated EBITDA differently and, therefore, Consolidated EBITDA presented by us may not be comparable to Consolidated EBITDA as reported by other companies.

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Quarter Ended December 31,
	2004	2005	Change
Statement of Operations Data:
Net sales	$106,492	$136,646	28.3%
Cost of sales, including depreciation expense of $17,004 and $17,186, respectively	94,544	114,657
Shipping & Handling	8,190	10,471

Total Cost of Sales	102,734	125,128

Gross profit	3,758	11,518	206.5%
Gross margin	3.5%	8.4%

Selling, general and administration expenses	14,424	13,789
Depreciation and amortization (1)	789	901

Operating loss	(11,455)	(3,172)	72.3%
Interest expense, net	(10,255)	(10,028)
Foreign exchange gains (losses), net	(9,578)	5,075
Other derivatives gains (losses), net	(5,936)	8
Loss from debt repayment and related write-offs	—	(10,903)
Write off of recapitalization transaction costs	(316)	—
Other income (expense), net	112	(1,123)

Net loss	$(37,428)	$(20,143)

Consolidated EBITDA calculations:
Net loss	$(37,428)	$(20,143)
Interest expense, net	10,256	10,028
Income tax provision	(1)	23
Depreciation and amortization	17,793	18,087
Unrealized gains (losses) on derivatives, net	20,008	(995)
Equity-based compensation expense	6,265	2,485
Other	224	1,046
Loss from debt repayment and related write-offs	—	10,903
Write off of recapitalization transaction costs	52	—

Consolidated EBITDA (2)	$17,169	$21,434	24.8%

Consolidated EBITDA margin	16.1%	15.7%

Other Data (quarter ended):
Capital expenditures	$2,040	$3,051

Pollock production (metric tons)	1,319	1,639
Pollock sales (metric tons)	22,243	30,770

Reconciliation of Consolidated EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$25,699	$39,307
Interest expense, net	10,255	10,028
Net change in operating assets and liabilities	(17,522)	(27,267)
Amortization of deferred financing costs in interest expense	(1,316)	(549)
Other	53	(85)

Consolidated EBITDA	$17,169	$21,434

(1)	Amortization of intangibles and depreciation of other assets.
(2)	Consolidated EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Consolidated EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Consolidated EBITDA. In addition, it should be noted that companies calculate Consolidated EBITDA differently and, therefore, Consolidated EBITDA presented by us may not be comparable to Consolidated EBITDA as reported by other companies.

American Seafoods Group LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Twelve Months Ended December 31,
	2004	2005	Change
Statement of Operations Data:
Net sales	$461,667	$514,002	11.3%
Cost of sales, including depreciation expense of $42,960 and $44,592, respectively	340,505	375,976
Shipping & Handling	32,246	35,390

Total Cost of Sales	372,751	411,366

Gross profit	88,916	102,636	15.4%
Gross margin	19.3%	20.0%

Selling, general and administrative expenses	35,958	43,706
Depreciation and amortization (1)	3,112	3,270
Goodwill impairment	7,171	—

Operating income	42,675	55,660	30.4%
Interest expense, net	(38,997)	(41,660)
Foreign exchange gains (losses), net	(5,816)	23,792
Other derivatives gains (losses), net	(7,098)	13,092
Loss from debt repayment and related write-offs	—	(10,903)
Write off of recapitalization transaction costs	(19,264)	—
Other expense, net	(137)	(2,116)

Net income (loss)	$(28,637)	$37,865	232.2%

Consolidated EBITDA calculations:
Net income (loss)	$(28,637)	$37,865
Interest expense, net	38,997	41,660
Income tax provision	31	53
Depreciation and amortization	46,072	47,862
Unrealized losses (gains) on derivatives, net	23,790	(24,583)
Equity-based compensation expense	2,931	3,481
Other	238	822
Goodwill impairment	7,171	—
Loss from debt repayment and related write-offs	—	10,903
Write off of recapitalization transaction costs	19,000	—

Consolidated EBITDA (2)	$109,593	$118,063	7.7%

Consolidated EBITDA margin	23.7%	23.0%

Other Data:
Capital expenditures	$13,390	$16,220

Pollock production (metric tons)	90,474	94,529
Pollock sales (metric tons)	96,522	96,411

Reconciliation of Consolidated EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$68,733	$74,172
Interest expense, net	38,997	41,660
Net change in operating assets and liabilities	6,832	6,944
Amortization of deferred financing costs in interest expense	(5,275)	(4,564)
Other	306	(149)

Consolidated EBITDA	$109,593	$118,063

(1)	Amortization of intangibles and depreciation of other assets.
(2)	Consolidated EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Consolidated EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Consolidated EBITDA. In addition, it should be noted that companies calculate Consolidated EBITDA differently and, therefore, Consolidated EBITDA presented by us may not be comparable to Consolidated EBITDA as reported by other companies.

	December 31, 2004	December 31, 2005
Selected Balance Sheet Data:
Cash and cash equivalents	$1,123	$7,779
Accounts receivable, trade	38,042	37,758
Inventories	50,647	55,440
Property, vessels and equipment, net	198,340	171,479
Cooperative rights, other intangibles and goodwill, net	120,713	125,187
Total assets	459,418	466,714
Total debt	481,122	453,088

ASG Consolidated LLC

Financial Highlights

(Unaudited, dollars in thousands)

	For the Twelve Months Ended December 31,
	2004	2005	Change
Statement of Operations Data:
Net sales	$461,667	$514,002	11.3%
Cost of sales, including depreciation expense of $42,960 and $44,592, respectively	340,505	375,976
Shipping & Handling	32,246	35,390

Total Cost of Sales	372,751	411,366

Gross profit	88,916	102,636	15.4%
Gross margin	19.3%	20.0%

Selling, general and administrative expenses	35,958	43,741
Depreciation and amortization (1)	3,112	3,270
Goodwill impairment	7,171	—

Operating income	42,675	55,625	30.3%
Interest expense, net	(41,865)	(57,321)
Foreign exchange gains (losses), net	(5,816)	23,792
Other derivatives gains (losses), net	(7,098)	13,092
Loss from debt repayment and related write-offs	—	(10,903)
Write off of recapitalization transaction costs	(19,264)	—
Other expense, net	(137)	(2,116)

Net income (loss)	$(31,505)	$22,169	170.4%

Consolidated EBITDA calculations:
Net income (loss)	$(31,505)	$22,169
Interest expense, net	41,865	57,321
Income tax provision	31	53
Depreciation and amortization	46,072	47,862
Unrealized losses (gains) on derivatives, net	23,790	(24,583)
Equity-based compensation expense	2,931	3,481
Other	238	824
Goodwill impairment	7,171	—
Loss from debt repayment and related write-offs	—	10,903
Write-off of recapitalization transaction costs	19,000	—

Consolidated EBITDA (2)	$109,593	$118,030	7.7%

Consolidated EBITDA margin	23.7%	23.0%

Other Data:
Capital expenditures	$13,390	$16,220
Pollock production (metric tons)	90,474	94,529
Pollock sales (metric tons)	96,522	96,411

Reconciliation of Consolidated EBITDA to cash flow from operating activities (2):
Cash flows from operating activities	$68,733	$74,154
Interest expense, net	41,865	57,321
Net change in operating assets and liabilities	6,832	6,925
Amortization of deferred financing costs in interest expense	(5,311)	(5,118)
Amortization of debt discounts	(2,832)	(15,106)
Other	306	(146)

Consolidated EBITDA	$109,593	$118,030

(1)	Amortization of intangibles and depreciation of other assets.
(2)	Consolidated EBITDA is not a measure of operating income, operating performance or liquidity under generally accepted accounting principles. We include Consolidated EBITDA because we understand it is used by some investors to determine a company’s historical ability to service indebtedness and fund ongoing capital expenditures, and because certain covenant measures in our note indenture and credit agreement are based upon Consolidated EBITDA. In addition, it should be noted that companies calculate Consolidated EBITDA differently and, therefore, Consolidated EBITDA presented by us may not be comparable to Consolidated EBITDA as reported by other companies.

	December 31,
	2004	2005
Selected Balance Sheet Data:
Cash and cash equivalents	$1,960	$8,015
Accounts receivable, trade	38,042	37,758
Inventories	50,647	55,440
Property, vessels and equipment, net	198,340	171,479
Cooperative rights, other intangibles and goodwill, net	120,713	125,187
Total assets	464,479	471,203
Total debt	608,805	595,877